UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2005
Gladstone Commercial Corporation
(Exact name of registrant as specified in its chapter)

Maryland	0-50363	02-0681276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 287-5800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Gladstone Commercial Corporation
Amendment No. 1 to Current Report on Form 8-K/A
Explanatory Note:
Gladstone Commercial Corporation (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K (the “Original Form 8-K”), which was filed on July 15, 2005, as set forth below:
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired:

Subsequent to the filing of the Original Form 8-K, the Company determined that audited financial statements of the property acquired are not required to be filed and, accordingly, the Company will not be filing such financial statements.

(b)	Pro Forma Financial Information

Pro Forma Financial Information of the property acquired will not be presented because, as noted above, the audited financial statements are not required to be filed.

(c)	Exhibits.

There are no exhibits filed with this report.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation
(Registrant)
September 22, 2005	By:	/s/ Harry Brill
(Harry Brill, Chief Financial Officer)